UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

AMERILITHIUM CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_____________________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

_____________________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

_____________________________________________________________________________________________

(5) Total fee paid:

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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October 22, 2012

TO OUR SHAREHOLDERS:

Our Board of Directors has called and invites you to attend a Special Meeting of Shareholders of Amerilithium, Corp. This meeting will be held on December 10, 2012 at 12:00 p.m. Eastern Time at the headquarters of Company Counsel, Lucosky Brookman LLP, located at 33 Wood Avenue South, 6th Fl, Iselin, NJ 08830.

At this meeting, you will be asked to authorize our Board of Directors to

(1)  Amend our Articles of Incorporation, for the purpose of increasing the authorized shares of common stock of the Company, par value $0.001 (the “Common Stock”) from 150,000,000 to 500,000,000 (the “Authorized Share Increase”);

(2)  Amend the Articles of Incorporation to authorize up to 10,000,000 shares, par value $0.001 per share, of “blank-check” (as defined herein) preferred stock of the Company (the “Blank-Check Preferred Stock”); and

(3)  To ratify the appointment of De Joya Griffith, beginning on January 1, 2013, as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

The enclosed Notice of Special Meeting of Shareholders and Proxy Statement contain details about the business to be conducted at the meeting. To ensure that your shares are represented at the meeting, we urge you to mark your choice on the enclosed proxy card, sign and date the card and return it promptly in the envelope provided.

Even if you plan to attend the meeting, you are requested to sign, date and return the proxy card in the enclosed envelope. If you attend the meeting after having returned the enclosed proxy card, you may revoke your proxy, if you wish, and vote in person. If you would like to attend and your shares are not registered in your own name, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

Thank you for your support.

Sincerely,
/s/ Matthew Worrall Mathew Worrall Chief Executive Officer

October 22, 2012
Henderson, Nevada

AMERLITHIUM CORPORATION

871 Coronado Center Dr., Suite, 200

 Henderson, Nevada 89052

(702) 583-7790

NOTICE OF SPECIAL

MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 10, 2012

To Our Shareholders:

Amerilithium, Corp. (the “Company”) will hold a Special Meeting of Shareholders at 12:00 p.m. Eastern Time to be held at the headquarters of Company Counsel, Lucosky Brookman LLP, located at 33 Wood Avenue South, 6th Fl, Iselin, NJ 08830, for the following purposes:

1. Amend our Articles of Incorporation, for the purpose of increasing the authorized shares of common stock of the Company, par value $0.001 from 150,000,000 to 500,000,000 (the “Authorized Share Increase”);

2. Amend the Articles of Incorporation to authorize up to 10,000,000 shares, par value $0.001 per share, of “blank-check” (as defined herein) preferred stock of the Company (the “Blank-Check Preferred Stock”); and

3. To ratify the appointment of De Joya Griffith, beginning on January 1, 2013, as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

The holders of record of the Company’s Common Stock at the close of business on October 19, 2012 are entitled to notice of and to vote at the Special Meeting with respect to the proposals. The holders of record of at least a majority of the shares of Common Stock of the Company entitled to vote must be present in person or represented by proxy in order to hold the Special Meeting. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting, please complete the enclosed proxy card and sign, date and return it promptly in the enclosed postage-paid envelope. If you do plan to attend the Special Meeting in person, you may withdraw your proxy and vote personally on all matters brought before the Special Meeting. The Board of Directors recommends that you vote FOR the Authorized Share Increase, authorization of the Blank-Check Preferred Stock and the appointment of De Joya Griffith, beginning on January 1, 2013, as our independent registered public accounting firm for the fiscal year ending December 31, 2012.  These matters are more fully described in the Proxy Statement accompanying this Notice.

By Order of the Board of Directors,

/s/ Matthew Worrall Mathew Worrall Chief Executive Officer

AMERILITHIUM CORP

871 CORONADO CENTER DRIVE, SUITE 200

HENDERSON, NEVADA 89052

__________________________

PROXY STATEMENT

__________________________

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 10, 2012

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

GENERAL

This Proxy Statement is being furnished to the shareholders of Amerilithium, Corp. (together with any  subsidiaries, “Company”, “Amerilithium”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Special Meeting of Shareholders to be held at the headquarters of Company’s Counsel, Lucosky Brookman LLP, located at 33 Wood Avenue South, 6th Fl, Iselin, NJ 08830 on December 10, 2012, and at any and all adjournments or postponements thereof (the “Special Meeting”) for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Special Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to Amerilithium’s shareholders on or about November 2, 2012.

VOTING SECURITIES

Only shareholders of record as of the close of business on October 19, 2012 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.  As of the Record Date, there were 106,187,963 shares of Common Stock of the Company, issued and outstanding and entitled to vote representing approximately 13,323 holders of record.  Shareholders may vote in person or by proxy.  Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement.  The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Stock is necessary to constitute a quorum at this meeting. In the absence of a quorum at the meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of Common Stock may not be voted cumulatively.

The approval of at least a majority of the votes cast by the holders of Common Stock outstanding as of the record date and entitled to vote at the Special Meeting is required to approve the proposed amendments to the Company’s Articles of Incorporation. Abstentions are counted as “shares present” at the meeting for purposes of determining the presence of a quorum, while broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are not considered “shares present” with respect to any matter. Abstentions will operate in the same manner as a vote against such proposal.

VOTING OF PROXIES

All valid proxies received prior to the Special Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Special Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Special Meeting.

REVOCABILITY OF PROXIES

All Proxies which are properly completed, signed and returned prior to the Special Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 871 Coronado Center Drive, Suite 200 Henderson, Nevada 89052, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Special Meeting and voting in person.

DISSENTER’S RIGHTS

Holders of our voting securities do not have dissenter’s rights under the Nevada Revised Statutes in connection with the proposal contemplated by this Proxy.

INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

None of the Company’s executive officers or directors have any interest, by security holdings or otherwise, in any of the matters to be acted upon.

REQUIRED VOTE

Assuming the presence of a quorum at the Annual Meeting:

The affirmative vote of a majority of Common Stock present at the meeting and entitled to vote on each matter is required to approve the Authorized Share Increase, creation of the Blank-Check Preferred Stock, and the ratification of the appointment of De Joya Griffith as the Company’s independent registered public accounting firm, beginning January 1, 2013, for the fiscal year ending December 31, 2013.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented.  For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast “FOR” or “AGAINST” are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR” Proposals 1, 2 and 3.

SHAREHOLDERS LIST

For a period of at least ten days prior to the Special Meeting, a complete list of shareholders entitled to vote at the Special Meeting will be available at the principal executive offices of the Company located 871 Coronado Center Drive, Suite 200 Henderson, Nevada 89052 so that shareholders of record may inspect the list only for proper purposes.

EXPENSES OF SOLICITATION

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of October 19, 2012, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Matthew Worrall Pembroke House, Upper Pembroke Street Dublin 2, Republic of Ireland	18,332,315	17.26%
Officers and Directors as a group (1 person)	18,332,315	17.26%

Based on 106,187,963 shares outstanding as of October 19 2012, plus any shares of Common Stock deemed to be beneficially owned pursuant to warrants that are exercisable within 60 days from the above date.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSALS ONE AND TWO

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE

AUTHORIZED SHARES OF COMMON STOCK AND TO AUTHORIZE

BLANK-CHECK PREFERRED STOCK

General

The Company's Articles of Incorporation currently authorizes the issuance of 150,000,000 shares of the Company’s Common Stock, with $0.001 par value per share. As of October 19, 2012, the Company had a total of 106,187,963 shares of Common Stock, outstanding.

The Board of Directors has determined that it is in the Company’s best interest to amend the Company’s Articles of Incorporation to (1) increase the authorized shares of Common Stock from 150,000,000 to 500,000,000 (the “Authorized Share Increase”); and (2) authorize 10,000,000 shares of blank-check preferred stock, $0.001 par value per share (“Blank-Check Preferred Stock”).

With regard to the proposed Blank Check Preferred Stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series.

Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company, and the Board of Directors may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

Description of Proposed Amendments

The Board of Directors has approved, and is recommending that you vote for approval at the Special Meeting, an amendment to Article Fourth of our Articles of Incorporation, to increase the number of shares of Common Stock we are authorized to issue from 150,000,000 to 500,000,000 and authorize 10,000,000 shares of Blank-Check preferred stock.

The proposed amendment provides that Article Fourth of the existing Articles of Incorporation, be amended to read in its entirety as follows:

FOURTH:  total authorized capital stock of the corporation shall be as follows:

Five Hundred Million (500,000,000) authorized shares of Common Stock with a par value of $0.001, all of which shall be entitled to voting power of one vote per share.

Ten Million (10,000,000) authorized “blank-check” preferred shares with a par value of $0.001.  The preferred stock may be issued by the Company in the future in one or more series and with such rights (including voting, dividend and conversion), preferences and designations as the Board of Directors deems necessary or advisable without any action by our shareholders.

Voting on the Proposed Amendment to the Articles of Incorporation:  Proposals One and Two

The proposed amendment to the Articles of Incorporation includes two parts, and each part is voted on separately.  Proposal One, the first part, is to approve the increase of shares of Common Stock from 150,000,000 to 500,000,000 and Proposal Two, the second part, is to authorize 10,000,000 shares of Blank-Check Preferred Stock.

Purposes and Effects of the Proposals One and Two

The primary purpose of the Authorized Share Increase and authorization of Blank-Check Preferred Stock is for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

The effect of the adoption of Proposals One and Two would be to grant the Board of Directors the authority to issue shares of Common Stock, as well as shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s shareholders, unless otherwise required by law or by the rules and policies of the OTCQB or any other quotation system or exchange upon which the shares of Common Stock of the Company are listed and trade.

The Board of Directors has made no decisions or commitments with respect to the use of the requested shares of Common and Blank Check Preferred Stock, and it has no plans to commence an offering of any of the Company’s shares at this time. The Board believes, however, that Proposals One and Two provide the flexibility the Company needs to satisfy its obligation to raise additional capital to support the Company.  Approval of Proposals One and Two will permit the Company to take advantage of opportunities as they arise.

POTENTIAL FOR DILUTION TO THE OWNERSHIP OF EXISTING SHAREHOLDERS

AND OTHER EFFECTS OF PROPOSALS ONE AND TWO

If Proposal One is approved, the additional authorized shares of Common Stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations.

The additional shares of Common Stock to be authorized by adoption of the proposed amendment to our Articles of Incorporation would have rights identical to our currently outstanding Common Stock.  The Authorized Share Increase will not change the number of shares of stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our Common Stock.  However, to the extent that the additional authorized shares are issued in the future, they may dilute the percentage equity ownership of existing shareholders and, depending on the price at which they are issued, may also dilute earnings and book value on a per share basis. The Company’s shareholders have no preemptive rights to subscribe for additional shares of Common Stock when issued, which means that current shareholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of the Company’s Common Stock.

If Proposal Two is approved, the availability of undesignated Blank-Check Preferred Stock may have certain negative effects on the rights of holders of the Company’s Common Stock.  The actual effect of the issuance of any shares of preferred stock upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such preferred stock.  With regard to the proposed new class of Blank-Check Preferred Stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to, (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series.

Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company and the Board of Directors may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

POSSIBLE ANTI-TAKEOVER EFFECTS OF PROPOSALS ONE AND TWO

Common Stock. The proposed increase in the authorized number of shares of Common Stock could, in some situations, have the effect of discouraging unsolicited takeover attempts or inhibiting the removal of incumbent management and may limit the opportunity for shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  For example, the issuance of the newly authorized shares of Common Stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover situation, including by rendering a transaction proposed by such persons more costly, or by preventing or delaying a proposed business combination that is opposed by the Board of Directors of the Company although perceived to be desirable by some shareholders.

Preferred Stock. The proposed amendment to Articles of Incorporation would permit the Board of Directors to authorize 10,000,000 shares of Blank Check Preferred Stock in one or more series and with such rights (including voting, dividend and conversion), preferences and designations as the Board of Directors deems necessary or advisable without any action by our shareholders.

The availability of undesignated Blank-Check Preferred Stock may have certain negative effects on the rights of the holders of our Common Stock.  The actual effect of the issuance of any shares of Blank-Check Preferred Stock upon the rights of holders of Common Stock cannot be stated until the Board of Directors determines the specific rights of the holders of such Blank-Check Preferred Stock.  The proposed amendment will permit the Board of Directors, without future stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our Common Stock.  Specifically, we will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of Common Stock with respect to, among other things, liquidation, dividends and voting.  This could result in holders of Common Stock receiving less in the event of a liquidation, dissolution or other winding up of our company, reduce the amount of funds, if any, available for dividends on Common Stock, and dilute the voting power of the holders of our Common Stock.

In addition, Blank-Check Preferred Stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company.  For example, the Board of Directors could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of our Common Stock or with rights and preferences that include special voting rights to veto a change in control.  The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by shareholders, even if such proposed actions would be beneficial to our shareholders.  This could include discouraging bids even if such bid represents a premium over our then existing trading price and thereby prevent shareholders from receiving the maximum value for their shares.  Please note that the creation of the Blank-Check Preferred Stock has not been proposed by the Board of Directors for an anti-takeover related purpose and the Board of Directors has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock.

Required Vote

The approval of the adoption of Proposals 1 and 2 for the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against such proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSALS 1 AND 2, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSALS TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION, TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND CREATE BLANK-CHECK PREFERRED STOCK.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has appointed De Joya Griffith, beginning January 1, 2013, as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2012. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

De Joya Griffith will audit our consolidated financial statements for the fiscal year ended December 31, 2012.

Our consolidated financial statements for the fiscal year ended December 31, 2010 and December 31, 2011 were audited by our current registered public accountant Thomas J. Harris, CPA (“TJH”).  On October 17, 2012, the Board approved the appointment of De Joya Griffith, beginning January 1, 2013, to be the Company’s new independent registered public accounting firm.

The report of TJH on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the report expressed substantial doubt about the Company’s ability to continue as a going concern.

During our two most recent fiscal years and through the date hereof, the Company had no disagreements with TJH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TJH, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

In the event shareholders fail to ratify the appointment of De Joya Griffith, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

Required Vote

The approval of the adoption of Proposal 3 requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against such proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DE JOYA GRIFFITH AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EXECUTIVE OFFICERS

Matthew Worrall is our Chief Executive Officer, Chief Financial Officer, and President.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation paid to and accrued by Mr. Worrall during the prior three fiscal years.

Name & Principal Position	Year	Salary($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Person Value and Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total($)
Matthew Worrall President, Chief Executive Officer, Chief Financial Officer, Director	2011	78,000	-	-	-	-	-	-	$78,000
	2010	$65,000	-	-	-	-	-	-	$65,000
	2009	$-	-	-	-	-	-	-	$-

We do not have any other standard arrangements by which directors are compensated for any services provided as a director. No cash has been paid to our sole director in his capacity as such.

Outstanding Equity Awards

None.

Employment Agreements

On March 12, 2010, we entered into an employment agreement with Matthew Worrall. The term of the agreement is for three years and shall continue thereafter renewable on a twelve-month basis. Mr. Worrall shall receive a salary of $6,500 per month. Mr. Worrall is eligible to participate in any benefits made generally available by the Company and shall be reimbursed for all reasonable business expenses incurred in the performance of his duties. The Company and Mr. Worrall shall review terms of Mr. Worrall’s salary and benefits on a semi-annual basis.

COMPENSATION OF DIRECTORS

Matthew Worrall is the sole director of the Company and does not receive any cash compensation for his services as such.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be included in the Proxy Statement relating to the Company’s 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) must be received by the Company no later than 30 days prior to the date of printing and mailing our material for the 2013 Annual Meeting and must otherwise comply with the requirements of Rule 14a-8.

Proposals of shareholders submitted for consideration at the Company’s 2013 Annual Meeting, outside of the Rule 14a-8 process, must be received by the Company by the later of 60 days before the 2013 Annual Meeting. If such timely notice of a proposal is not given, the proposal may not be brought before the 2013 Annual Meeting.

A stockholder proposal is a stockholder's recommendation or requirement that the Company and/or the Board take action, which the stockholder intends to present at the 2013 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the stockholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% shareholders (“Insiders”) to file with the Securities and Exchange Commission and the Company reports of their ownership of the Company’s securities.  Based upon the Company’s actual knowledge, all Section 16 reporting requirements applicable to Insiders during 2011 were satisfied on a timely basis.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

MISCELLANEOUS

All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from directors and officers. All information relating to any beneficial owners of more than 5% of the Company’s Common Stock is based upon information contained in reports filed by such owner with the Commission.

By Order of the Board of Directors,

/s/ Matthew Worrall
Matthew Worrall
Chief Executive Officer

[ ] FOLD AND DETACH HERE AND READ THE REVERSE SIDE [ ]

PROXY

AMERILITHIUM CORPORATION

SPECIAL MEETING OF SHAREHOLDERS — December 10, 2012

The undersigned shareholder of Amerilithium, Corp. (the “Company”) hereby appoints Matthew Worrall as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on October 19, 2012 at the Special Meeting of Shareholders of the Company to be held at the headquarters of Company’s Counsel, Lucosky Brookman LLP, 33 Wood Avenue South, 6th Fl, Iselin, NJ 08830, at 12:00 p.m., Eastern Time, on the 10th day of December, 2012, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE
PROXY BY MAIL

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.

	Please mark boxes [*] or [X] in blue or black ink.	[X]
FOR	AGAINST	ABSTAIN

1. Proposal to increase the number of shares of Common Stock we are authorized to issue from 150,000,000 to 500,000,000.

2.  Proposal for the authorization of 10,000,000 shares of “blank-check” preferred stock, par value $0.001 (the “Blank-Check Preferred Stock”

3.  Proposal  to ratify the appointment of De Joya Griffith, beginning on January 1, 2013, as our independent registered public accounting firm for the fiscal year ending December 31, 2012

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PROXY NUMBER:

ACCOUNT NUMBER:

Signature _________________________ Print Name ________________________

Signature _________________________ Print Name ________________________ DATED: _____________________, 2012

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]